Accounts Receivable, Net	12 Months Ended
Dec. 31, 2024
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET

4. ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consisted of the following:

	As of December 31,
	2024	2023
Accounts receivable, current	$5,333	$6,287
Accounts receivable, non-current	—	3,829
Less: Allowance for expected credit losses, current	(5,333)	(3,948)
Less: Allowance for expected credit losses, non-current	—	(3,829)
Accounts receivable, net	$—	$2,339

As of December 31, 2023, the Group’s accounts receivable included long-term receivables related to extended payment terms. These receivables were presented at their net realizable value, including the effect of unearned interest income. The current portion of accounts receivable were expected to be collected within one year, while the noncurrent portion represented amounts due beyond one year. Unearned interest income was amortized over the term of the receivables using the effective interest method.

As of December 31, 2024, the current accounts receivable remained outstanding assessed as uncollectible and a full allowance for expected credit losses had been recognized.

The movement of allowance for credit losses for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,
	2024	2023	2022
Balance at the beginning of the period	$7,777	$—	$—
Addition during the period	1,493	7,766	—
Written off during the period	(3,951)	—	—
Effect of exchange rate differences	14	11	—
Balance at the end of the period	$5,333	$7,777	$—